UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

_________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 21, 2015 (August 17, 2015)

United Realty Trust Incorporated

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

333-178651	45-3770595
(Commission File Number)	(IRS Employer Identification No.)

60 Broad Street, 34th floor New York, NY 10004
(Address, including zip code, of Principal Executive Offices)
(212) 388-6800
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Election of Directors; Appointment of Certain Officers; Departure of Directors or Certain Officers; Compensatory Arrangements of Certain Officers.

Termination of Chief Financial Officer

On August 17, 2015, Jacob Frydman, the Chairman of the Board and the Chief Executive Officer of United Realty Trust Incorporated (the “Company”) and the Chief Executive Officer of United Realty Advisors LP (the “Advisor”), the Company’s advisor, terminated Steven Kahn as the Chief Financial Officer and Treasurer of the Company and the Advisor.

Appointment of New Chief Financial Officer

On August 19, 2015, Mr. Frydman appointed Roger F. Leibowitz as the Chief Financial Officer of the Company and the Advisor. Mr Leibowitz currently serves, and will continue serving, as the Senior Vice President and Chief Financial Officer of Cabot Lodge Securities, LLC (the “Dealer Manager”), the dealer manager of the Company’s ongoing offering (the “Offering”) of shares of common stock, par value $0.01 per share, pursuant to the Company’s Registration Statement on Form S-11 (File No. 333-178651). The Dealer Manager is indirectly owned by Mr. Frydman. Mr. Leibowitz previously served from 2005-2013 as the Chief Financial Officer for Allied Beacon Partners, a securities broker/dealer, insurance agency and investment advisor. Mr. Leibowitz’s previous positions included Chief Operating Officer of the Bergman Group, Executive Director of the Richmond Jewish Foundation, and Vice President / Financial Officer at ING U.S. Retail Group.

Mr. Leibowitz graduated from the Virginia Polytechnic Institute & State University, Blacksburg, VA with a B.S. in accounting, and earned an M.B.A. at the Virginia Commonwealth University in Richmond, VA.

Other than in his capacities as an employee of the Advisor and the Dealer Manager, which are parties to various transactions with the Company as described in the Company’s Annual Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on April 30, 2015, as supplemented and amended on May 29, 2015, and in Note 12 to the Notes to the Consolidated Financial Statements of the Company included in the Company’s Quarterly Report on Form 10-Q for the three months ended June 30, 2015 filed with the SEC on August 14, 2015, there are no relationships or related transactions involving Mr. Leibowitz that would be required to be reported under Item 404(a) of Regulation S-K.

Item 8.01. Other Events

Termination of Offering

On August 20, 2015, the Board of Directors of the Company approved the termination of the Offering on December 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED REALTY TRUST INCORPORATED

Date: August 21, 2015	By:	/s/ Jacob Frydman
Name: Jacob Frydman
Title: Chief Executive Officer, Secretary and Chairman of the Board of Directors